Exhibit 10.30

MODIFICATION 3 TO CONSULTING SERVICES AGREEMENT

Between

QUANTUM COMPUTING INC. and CHRISTOPHER ROBERTS

This Third Modification (the “Third Modification”) is made as of the 20th day of December, 2024 (the “Effective Date”) and amends the Consulting Services Agreement dated July 1, 2023 (the “Consulting Agreement”), between Christopher Roberts (the “Consultant”) and Quantum Computing Inc. (the “Company”).

The Consulting Agreement is amended in part to extend the Consultancy Term in paragraph 2 for an additional twelve (12) month term. For avoidance of doubt, the termination date of the Consulting Agreement has been changed to December 31, 2025.

All other provisions of the Consulting Agreement and the changes to paragraph 3 in the Second Modification dated June 18, 2024, will remain unchanged.

Agreed to between the parties:

Consultant: CHRISTOPHER ROBERTS	Quantum Computing Inc.
Signature: /s/ Chris Robertstna	Signature: /s/ Chris Boehmler
Typed Name: Chris Roberts	Typed Name: Chris Boehmler
Title: Consultant	Title: Chief Financial Officer
Date: December 20, 2024	Date: December 20, 2024

5 Marine View Plaza, Suite 214, Hoboken, NJ 07030